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                                              EXHIBIT



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Post-Effective Amendment No. 1 to the Registration Statement (Form S-8 No.2-90616) pertaining to the Tremco Stock Ownership Plan of our report dated June 8, 1995, with respect to the financial statements and supplemental schedules of the Tremco Stock Ownership Plan included in this Annual Report (Form 11-K) for the year ended December 31,1994.




                                                     ERNST & YOUNG LLP



Cleveland, Ohio
June 26, 1995





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